TF2  P- 1
                         SUPPLEMENT DATED April 19, 2007
                      TO THE PROSPECTUS DATED JULY 1, 2006
                                       OF
                            FRANKLIN TAX-FREE TRUST
               (FRANKLIN ALABAMA TAX-FREE INCOME FUND, FRANKLIN
     FLORIDA TAX-FREE INCOME FUND, FRANKLIN GEORGIA TAX-FREE INCOME FUND,
      FRANKLIN KENTUCKY TAX-FREE INCOME FUND, FRANKLIN LOUISIANA TAX-FREE INCOME FUND, FRANKLIN MARYLAND TAX-FREE INCOME FUND, FRANKLIN MISSOURI
      TAX-FREE INCOME FUND, FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND,
                    FRANKLIN VIRGINIA TAX-FREE INCOME FUND)

The prospectus is amended as follows:

The following paragraph is added to the "Distributions and Taxes" section on page 31 of the prospectus immediately following the caption "Tax
Considerations":

 The Kentucky Court of Appeals recently found, in a court case captioned Davis
 v. Dept. of Revenue, that a provision in Kentucky law which exempts from taxation interest earned on municipal securities of Kentucky or its political subdivisions, but taxes such income when it is derived from non- Kentucky municipal securities, violates the Commerce Clause of the United States Constitution. On November 9, 2006, the Kentucky Department of Revenue filed a petition requesting the United States Supreme Court to review the decision of the Kentucky Court of Appeals. The final outcome of Davis presently is unknown. If a final adverse decision in the case is rendered, it could impact the tax status of Franklin Kentucky Tax- Free Fund distributions for state tax purposes and it could also negatively impact the value of securities held by the Franklin Kentucky Tax- Free Fund and, therefore, the value of Fund shares.

               PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.